AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

                              PROSPECTUS SUPPLEMENT

                             VP Capital Appreciation

                         SUPPLEMENT DATED APRIL 1, 1998

                          Prospectus dated May 1, 1997

THE FOLLOWING DISCLOSURE IS ADDED ON PAGE 10 OF THE PROSPECTUS, FOLLOWING THE LAST PARAGRAPH UNDER THE HEADING "WHEN SHARE PRICE IS DETERMINED."

    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the fund has authorized such intermediaries and their designees to accept purchase and redemption orders on the fund's behalf up to the applicable cut-off time. The fund will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the fund's net asset value next determined after acceptance on the fund's behalf by such intermediary.

THE FOLLOWING DISCLOSURE REPLACES THE FOURTH AND FIFTH PARAGRAPHS UNDER THE HEADING "INVESTMENT MANAGEMENT" FOUND ON PAGE 11 OF THE PROSPECTUS.

    HAROLD S. BRADLEY, Vice President and Portfolio Manager, joined American Century in 1988. For the past 10 years, Mr. Bradley has managed the global equity, futures and foreign exchange trading activities for American Century.

    LINDA K. PETERSON, Portfolio Manager, joined American Century in 1986. She served as an Investment Analyst for American Century growth-oriented funds from April 1994 until March 1998. She was promoted to Portfolio Manager in March 1998.

THE FOLLOWING DISCLOSURE IS ADDED ON PAGE 12 OF THE PROSPECTUS, FOLLOWING THE LAST PARAGRAPH UNDER THE HEADING "TRANSFER AND ADMINISTRATIVE SERVICES."

    Pursuant  to  a  Sub-Administration   Agreement  with  the  manager,   Funds
Distributor, Inc. (FDI) serves as the Co-Administrator for the fund. FDI is responsible for (i) providing certain officers of the fund and (ii) reviewing and filing marketing and sales literature on behalf of the fund. The fees and expenses of FDI are paid by the manager.

THE FOLLOWING DISCLOSURE REPLACES THE PARAGRAPH UNDER THE HEADING "DISTRIBUTION OF FUND SHARES" FOUND ON PAGE 12 OF THE PROSPECTUS.

    The fund's shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Investor Class of shares does not pay any commissions or sales loads to the distributor or any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the fund offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the fund is paid by the manager.

THE FOLLOWING DISCLOSURE SHOULD BE INSERTED AFTER THE LAST PARAGRAPH UNDER THE HEADING "DISTRIBUTION OF FUND SHARES" FOUND ON PAGE 12 OF THE PROSPECTUS.

LEGAL PROCEEDINGS

    On November 10, 1997, American Century Variable Portfolios, Inc. received a copy of a complaint filed against Nationwide Life Insurance Company in which American Century Mutual Funds, Inc., American Century Investment Services, Inc., American Century Investment Management, Inc., American Century Variable Portfolios, Inc., and American Century Investment Management International LTD were named as co-defendants. The suit was filed in The United States District Court for the Southern District of Texas, Galveston Division, on October 31, 1997 and alleges a variety of state and federal complaints against Nationwide and American Century in connection with the sale of a Nationwide insurance product that utilizes VP Capital Appreciation as an underlying investment vehicle. The manager believes the allegations are without merit and intends to defend the litigation vigorously.




                                                 [american century logo[reg.sm])
                                                             American
                                                          Century(reg.tm)

                                                                 P.O. Box 419385
                                                           Kansas City, Missouri
                                                                      64141-6385
                                                  1-800-345-3533 or 816-531-5575

SH-SPL-12270  9803